Fidelity®

Four-in-One Index

Fund

Semiannual Report

August 31, 2000
(Fidelity Investment logo)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A slowing U.S. economy triggered an equity market rally during the later stages of summer, boosting most major stock indexes back into positive territory for calendar year 2000. One notable exception, however, was the Dow Jones Industrial Average, which posted a negative return during that timeframe. Fixed-income markets - particularly Treasuries - continued their yearlong trend of strong performance, as nearly every bond sector outperformed the stock market on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended August 31, 2000	Past 6 months	Past 1 year	Life of fund
Fidelity Four-in-One Index	5.87%	17.06%	15.66%
Fidelity Four-in-One Composite	6.09%	17.87%	16.39%
S&P 500®	11.73%	16.32%	13.90%
LB Aggregate Bond	5.53%	7.56%	7.70%
MSCI EAFE®	-3.50%	9.76%	12.88%
Wilshire 4500 Completion	-5.08%	39.44%	34.17%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on June 29, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Fidelity Four-in-One Composite Index, a hypothetical combination of unmanaged indices combining the total returns of the Standard & Poor's 500SM  (S&P 500) Index, Wilshire 4500 Completion Index, Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), and Lehman Brothers Aggregate Bond Index using a weighting of 55%, 15%, 15%, and 15%, respectively. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Period ended August 31, 2000	Past 1 year	Life of fund
Fidelity Four-in-One Index	17.06%	13.18%
Fidelity Four-in-One Composite	17.87%	13.79%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Four-in-One Index Fund on June 29, 1999, when the fund started. As the chart shows, by August 31, 2000, the value of the investment would have grown to $11,566 - a 15.66% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Fidelity Four-in-One Composite Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Standard & Poor's 500 Index would have grown to $11,390 - a 13.90% increase. You can also look at how the Fidelity Four-in-One Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Wilshire 4500 Completion Index according to the fund's target asset allocation, and assumes monthly rebalancing of the mix. With dividends and interest, if any, reinvested, the same $10,000 investment would have grown to $11,639 - a 16.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

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Semiannual Report

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Jennifer Farrelly, Portfolio Manager of Fidelity Four-in-One Index Fund

Q. How did the fund perform, Jennifer?

A. For the six-month period that ended August 31, 2000, the fund posted a total return of 5.87%. That performance closely tracked the Fidelity Four-in-One Composite Index, which returned 6.09% during this same time frame. For the 12 months that ended August 31, 2000, the fund returned 17.06%, while the Composite index returned 17.87%.

Q. How would you recap the six-month period for U.S. stocks overall?

A. It was highly volatile and unpredictable. Concerns about rising interest rates shook the unsteady ground supporting high-priced technology stocks, leading to a wholesale flight to quality early on in the period. Speculation turned to caution as investors sought solace in the perceived predictability of large, well-known companies with proven earnings. The Standard & Poor's 500 Index - a broad measure of U.S. large-cap stock performance - benefited from this migration, closing the period up 11.73%. Conversely, the Wilshire 4500 Completion Index - a reflection of the smaller-cap market - depicted the struggle faced by these companies, returning -5.08%. In June, feeling that interest rates had peaked following the second of two hikes levied by the Federal Reserve Board during the period, market participants returned to tech shares with renewed vigor, focusing on those deemed unfairly punished during the correction. Signs that the economy might be slowing too much in response to higher rates sparked earnings worries, which thwarted any thoughts of an extended rally. Confusion and volatility pervaded the investment landscape during much of the summer, as investors struggled to find solid footing. Slowing growth, teamed with strong gains in productivity, kept a lid on inflation, prompting the Fed to leave rates unchanged in August. This action sparked a tremendous broad-market rally, led by tech stocks headed toward the dominance they enjoyed six months earlier.

Q. Specifically, how did some of the major sectors of the S&P 500 index fare?

A. Financial stocks were the biggest beneficiaries of the rotation away from technology early in the period. Attractive growth rates, reasonable valuations and a seemingly more friendly interest-rate environment spelled success for the finance sector. Investment management firms and brokerage houses enjoyed the most upside, with companies such as Citigroup, Morgan Stanley Dean Witter and Merrill Lynch leading the way. Insurance stocks, most notably American International Group, also moved higher thanks to markedly improved fundamentals. Energy stocks cashed in on tech's troubles as well, surging behind higher oil prices tied to supply shortages in the United States. Exxon Mobil was a notable contributor. Drug stocks, which tend to outperform most areas of the market during an economic slowdown, received further support from improving product pipelines and industry consolidation. Pfizer stood out here. Some biotechnology issues, such as Amgen, fought through the downside volatility early on and posted gains behind historic advances in gene research. Tech stocks didn't go away empty-handed, however, as investors rewarded those firms that were leaders in their respective industries and offered the most compelling growth prospects. Investors found what they were looking for among industry leaders Intel, Oracle, EMC, IBM and Sun Microsystems. On the other hand, those stocks that failed to meet expectations - namely Microsoft, Qualcomm, Lucent and Motorola - were punished accordingly. The utilities sector offered its share of disappointments, spawned by weakness in traditional telecommunications providers, such as AT&T, which wilted in front of increased competition. Retailers, such as Home Depot, didn't do much better, drifting lower on fears of a slowdown in consumer spending.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What factors fueled the decline in the Wilshire 4500?

A. Weakness in small-cap tech stocks - a major component of the Wilshire 4500 index - weighed heavily on market performance. With blue-chip names getting most of the attention from risk-averse investors, shares of those lesser-known companies with little-to-no earnings and/or unproven business models were soundly beaten down. Internet stocks Amazon.com, CMGI and InfoSpace were top detractors. Conversely, a handful of leading tech firms providing the infrastructure for the communications networks of the future - such as Juniper, SDL, Brocade and Ariba - helped offset some of the losses, but was unable to prevent the sector - and the Wilshire 4500, for that matter - from losing ground during the period.

Q. What was the story on the bond front?

A. Treasuries took center stage during the period, handily outperforming all of the spread sectors - namely corporate bonds, mortgage securities and government agencies. In light of the growing federal surplus, the U.S. Treasury began its campaign of repurchasing outstanding debt and scaling back future issuance. The scarcity premium created by a shrinking supply of long-term Treasuries sent prices soaring and yields plummeting. This action, coupled with rising short-term rates, spawned an inverted yield curve - which occurs when short-term bonds offer higher yields than their longer-term counterparts - and caused yield spreads to widen out considerably between Treasuries and comparable duration spread sector issues. Anticipation that the Fed was done raising rates, coupled with a massive flight-to-safety from jittery investors concerned about volatility in equity markets, also helped drive the price of the long bond higher during the period. Negative technical factors made matters worse for the spread sectors, causing most of the damage early on in the period. Corporate bonds performed the worst, followed by government agencies and mortgage securities. The Lehman Brothers Aggregate Bond Index - a popular measure of taxable-bond performance - returned 5.53% during the period.

Q. What factors drove foreign markets during the period?

A. With tech-related sectors becoming increasingly intertwined globally, major overseas markets fell prey to the same valuation correction that rocked the U.S. during the spring. Not surprisingly, the MSCI EAFE Index - which measures stock performance in Europe, Australasia and the Far East - finished the period down 3.50%. European and Japanese Internet-related holdings felt the brunt of the storm, followed closely by sharp declines in telecommunications utilities, a group that responded poorly to growing resistance on the part of regulators to proposed merger activity. Top detractors included Deutsche Telecom, Vodafone AirTouch, France Telecom, KPN, Sonera, British Telecom and Telefonica. A lack of confidence in Japan's economic recovery sent many foreign investors looking for alternatives elsewhere. Softbank - an Internet venture-capital firm - was one of the poorest performers here. In Europe, strong corporate profit growth was overshadowed by rising rates and concerns about inflation - due in large part to a weak euro and higher oil prices - which kept European investors on eggshells for much of the period. Similar to the U.S., financial, health and energy stocks were the main beneficiaries of the dramatic sector shift away from technology. The U.K. and France were home to many of the names on the winning end of the rotation, with BP Amoco, HSBC, Glaxo Wellcome and Aventis performing well, while telecom-rich Nordic markets Finland and Sweden lost ground behind wireless strongholds Nokia and Ericsson, respectively.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. Interest rates in the U.S. appear to have peaked and inflation remains under wraps thanks to technology-enabled productivity gains. If economic growth can stay under the Fed's speed limit, I'd be surprised to see any further rate action taken for the remainder of 2000. That would bode well for both the domestic and global equity markets. I do expect volatility to persist into the fall, as investors try to figure out how much of an impact the slowdown will have on corporate earnings. Until then, we could see further broadening in the market, as investors continue to look for bargains outside of technology.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks high total return by investing in a combination of four Fidelity stock and bond index funds

Fund number: 355

Trading symbol: FFNOX

Start date: June 29, 1999

Size: as of August 31, 2000, more than $373 million

Manager: Jennifer Farrelly, since inception; manager, various structured portfolios for Fidelity Management Trust Company; various Fidelity and Spartan domestic equity index funds, 1994-1997; joined Fidelity in 1988

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Semiannual Report

Investment Changes

Fund Holdings as of August 31, 2000
	% of fund's investments	% of fund's investments 6 months ago	Targeted investment allocation
Spartan 500 Index Fund	55.3%	52.9%	55.0%
Spartan Extended Market Index Fund	15.8	16.8	15.0
Spartan International Index Fund	14.4	15.2	15.0
Fidelity U.S. Bond Index Fund	14.5	15.0	15.0
Cash Equivalents	0.0	0.1	0.0
	100.0%	100.0%	100.0%
Asset Allocation (% of fund's investments)
As of August 31, 2000	As of February 29, 2000
Domestic Equity Funds 71.1%	Domestic Equity Funds 69.7%
International Equity Fund 14.4%	International Equity Fund 15.2%
Bond Fund 14.5%	Bond Fund 15.0%
Cash Equivalents 0.0%	Cash Equivalents 0.1%

Semiannual Report

Investments August 31, 2000

(Unaudited)

Showing Percentage of Total Value of Investment in Securities

Equity Funds - 85.5%
	Shares	Value (Note 1)
Domestic Equity Funds - 71.1%
Spartan Extended Market Index Fund	1,654,761	$ 59,008,775
Spartan 500 Index Fund	1,974,060	206,605,124
TOTAL DOMESTIC EQUITY FUNDS		265,613,899
International Equity Funds - 14.4%
Spartan International Index Fund	1,542,527	53,587,403
TOTAL EQUITY FUNDS (Cost $292,711,703)		319,201,302
Fixed-Income Funds - 14.5%

Investment Grade Fixed-Income Funds - 14.5%
Fidelity U.S. Bond Index Fund (Cost $53,664,259)	5,237,637	54,157,163
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.61%, dated 8/31/00 due 9/1/00 (Cost $143,000)	$ 143,026	143,000
TOTAL INVESTMENT IN SECURITIES - 100% (Cost $346,518,962)		$ 373,501,465
Income Tax Information

At August 31, 2000, the aggregate
cost of investment securities for income
tax purposes was $347,146,349. Net unrealized appreciation aggregated $26,355,116, of which $27,753,127 related to appreciated investment securities and $1,398,011 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	August 31, 2000 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $143,000) (cost $346,518,962) - See accompanying schedule		$ 373,501,465
Cash		935
Receivable for underlying fund shares sold		292,163
Receivable for Four-In-One Index Fund shares sold		179,918
Dividends receivable		314,574
Total assets		374,289,055
Liabilities
Payable for underlying fund shares purchased	$ 314,634
Payable for Four-In-One Index Fund shares redeemed	615,116
Accrued management fee	24,316
Total liabilities		954,066
Net Assets		$ 373,334,989
Net Assets consist of:
Paid in capital		$ 343,133,356
Undistributed net investment income		2,216,731
Accumulated undistributed net realized gain (loss) on investments		1,002,399
Net unrealized appreciation (depreciation) on investments		26,982,503
Net Assets, for 13,062,516 shares outstanding		$ 373,334,989
Net Asset Value, offering price and redemption price per share ($373,334,989 ÷ 13,062,516 shares)		$28.58

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended August 31, 2000 (Unaudited)
Investment Income Income distributions from underlying funds		$ 2,421,505
Interest		7,899
Total income		2,429,404
Expenses
Management fee	$ 175,972
Non-interested trustees' compensation	532
Total expenses before reductions	176,504
Expense reductions	(37,719)	138,785
Net investment income		2,290,619
Realized and Unrealized Gain (Loss)
Realized gain (loss) on sale of underlying fund shares	(5,174)
Capital gain distributions from underlying funds	1,071,834	1,066,660
Change in net unrealized appreciation (depreciation) on investment securities		16,630,207
Net gain (loss)		17,696,867
Net increase (decrease) in net assets resulting from operations		$ 19,987,486

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended August 31, 2000 (Unaudited)	June 29, 1999 (commencement of operations) to February 29, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 2,290,619	$ 2,052,041
Net realized gain (loss)	1,066,660	632,523
Change in net unrealized appreciation (depreciation)	16,630,207	10,352,296
Net increase (decrease) in net assets resulting from operations	19,987,486	13,036,860
Distributions to shareholders From net investment income	(487,913)	(1,846,887)
From net realized gain	(487,913)	-
Total distributions	(975,826)	(1,846,887)
Share transactions Net proceeds from sales of Four-In-One Index Fund shares	91,900,059	339,727,353
Reinvestment of distributions	936,028	1,763,136
Cost of Four-In-One Index Fund shares redeemed	(53,475,478)	(37,717,742)
Net increase (decrease) in net assets resulting from share transactions	39,360,609	303,772,747
Total increase (decrease) in net assets	58,372,269	314,962,720
Net Assets
Beginning of period	314,962,720	-
End of period (including undistributed net investment income of $2,216,731 and $414,025, respectively)	$ 373,334,989	$ 314,962,720
Other Information Shares
Sold	3,328,419	12,989,339
Issued in reinvestment of distributions	32,728	65,229
Redeemed	(1,933,904)	(1,419,295)
Net increase (decrease)	1,427,243	11,635,273

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended August 31, 2000	Year ended February 29,
	(Unaudited)	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.07	$ 25.00
Income from Investment Operations
Net investment income D	.18	.37
Net realized and unrealized gain (loss)	1.41	1.94
Total from investment operations	1.59	2.31
Less Distributions
From net investment income	(.04)	(.24)
From net realized gain	(.04)	-
Total distributions	(.08)	(.24)
Net asset value, end of period	$ 28.58	$ 27.07
Total Return B, C	5.87%	9.24%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 373,335	$ 314,963
Ratio of expenses to average net assets	.08% A, F	.08% A, F
Ratio of net investment income to average net assets	1.29% A	2.20% A
Portfolio turnover rate	23% A	4% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period June 29, 1999 (commencement of operations) to February 29, 2000.

F FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended August 31, 2000 (Unaudited)

1. Significant Accounting Policies.

Fidelity Four-in-One Index Fund (the fund) is a fund of Fidelity Oxford Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The fund primarily invests in a combination of Fidelity index funds (the Underlying Funds) managed by Fidelity Management & Research Company (FMR). The stock funds are sub-advised by Bankers Trust (BT).

In March 1999, BT announced that it had reached an agreement with the U.S. Attorney's Office to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and 1996. As a result of the plea, absent an order from the Securities and Exchange Commission (SEC), BT would not have been able to provide investment advisory services to the funds. The SEC previously granted a temporary order to permit BT and its affiliates to provide investment advisory services to registered investment companies. On July 10, 2000, the SEC granted BT a permanent order.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Short-term securities maturing within sixty days of their purchase date are valued either at amortized cost or original cost plus accrued interest, both of which approximate current value.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned.

Expenses. Expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for the short-term gain distributions from the Underlying Funds and losses deferred due to wash sales.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 0.50% of the proceeds of the redeemed shares. The fee, which is paid to the fund, is then paid to the Underlying Funds with short-term trading fees. For the period, the fund received $37,125, of which $18,994, $7,770, and $10,361 was paid to Spartan 500 Index Fund, Spartan Extended Market Index Fund and Spartan International Index Fund, respectively.

Security Transactions. Security transactions, normally shares of the Underlying Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and redemptions of the Underlying Funds' shares aggregated $82,527,398 and $40,554,888, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. The fund pays a management fee to Strategic Advisers, Inc. (Strategic Advisers), an affiliate of FMR. Strategic Advisers receives a fee that is computed daily at an annual rate of .10% of the fund's average net assets. The management fee paid to Strategic Advisers by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

Other Transactions. Strategic Advisers has entered into an administration agreement with FMR under which FMR provides management and administrative services (other than investment advisory services) necessary for the operation of the fund. Pursuant to this agreement, FMR pays all expenses of the fund, except the compensation of the non-interested trustees and certain exceptions such as interest, taxes, brokerage commissions, and extraordinary expenses. FMR also contracts with other Fidelity companies to perform the services necessary for the operation of the fund. For the services under the agreement, Strategic Advisers pays FMR a monthly administration fee equal to the management fee received by Strategic Advisers, minus an amount equal to an annual rate of .02% of the fund's average net assets.

5. Expense Reductions.

FMR voluntarily agreed to reimburse the fund's total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .08% of the fund's average net assets. For the period, the reimbursement reduced expenses by $37,484.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $235 under this arrangement.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6R

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Semiannual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Jennifer G. Farrelly, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

General Distributor

Fidelity Distributors Corporation
Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Bank of New York
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

IDV-SANN-1000 113128
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Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com